UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 7, 2011

CHINA MEDIAEXPRESS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33746	20-8951489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2805, Central Plaza, Wanchai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   +852 2827 6100

_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On January 7, 2011, China MediaExpress Holdings, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) to vote on the following matters:

1.  Election of Directors

All of the following three nominees were elected to serve as Class III directors, in accordance with the voting results listed below, to serve for a term of three years, and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Votes
Marco Kung	29,801,512	100,367	5,481,431
Yingshou Huang	29,801,112	100,767	5,481,431
Dorothy Dong	29,898,724	3,155	5,481,431

2.           Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of Deloitte Touche Tohmatsu as the independent auditors of the Company for the fiscal year ended December 31, 2010, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
35,369,422	8,830	5,058	0

3.           Approval of China MediaExpress Holdings, Inc. 2011 Omnibus Securities and Incentive Plan

Stockholders approved the adoption of the Company’s 2011 Omnibus Securities and Incentive Plan, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
29,694,667	183,310	23,902	5,481,431

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIAEXPRESS HOLDING, INC.

Date: January 7, 2011	By:	/s/ Zheng Cheng
Name: Zheng Cheng
Title: Chief Executive Officer